Exhibit 10.50

Frame Contract

Frame Contract

This Frame Contract (the “Contract”) is executed by and among the parties listed below as of September 1, 2008 in Beijing, the People’s Republic of China (the “China” or “PRC”).

Party A:	Beijing Feijie Investment Co., Ltd., a limited liability company organized and existing under the laws of China, with its address at Room 203, South Wing of the Main Building, Building 15, Zhongli Cuiwei Community, Haidian District, Beijing;

Party B:	Beijing Pypo Technology Group Company Limited, a limited liability company duly registered in China, with its address at South Wing of the Main Building, Building 15, Zhongli, Cuiwei Community, Wanshou Road, Haidian District, Beijing;

Party C :	Liu Hui, a citizen of China, with Chinese identification No.: 110101561119401 ☐

Party D:	Fei Dongping, a citizen of China, with Chinese identification No.: 430602196908171516;

Party E:	Guan Zhikuan, a citizen of China, with Chinese identification No.: 110111197412248013o

In this Contract, each of Party A, Party B, Party C, Party D and Party E shall be referred to as a “Party”, and, collectively, referred to as the “Parties”.

Whereas:

1.

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On December 26, 2007, Party A and Party B executed an Exclusive Technology Consulting and Service Agreement (the “Exclusive Service Agreement”);

2.

On December 26, 2007, Party A, Party B and Party C respectively or jointly executed a Loan Agreement, an Exclusive Option Agreement and a Share Pledge Agreement (including all exhibits thereto, collectively, the “Party C’s Control Documents”) ;

3.

On December 26, 2007, Party A, Party B and Party D respectively or jointly executed a Loan Agreement, an Exclusive Option Agreement and a Share Pledge Agreement (including all exhibits thereto, collectively, the “Party D’s Control Documents”, together with the Exclusive Service Agreement and Party C’s Control Documents, the “Original Control Documents”);

4.

Party C and Party D are shareholders of Party A, who owns 50% equity interest of Party A respectively; the Parties hereby agree that Party C shall transfer to Party E the 50% equity interest of Party A held by Party C (such 50% equity interest held by Party C hereinafter the “Transferred Equity Interest”) (the “Equity Interest Transfer”); Party D hereby irrevocably waive his right of first refusal with respect to the Transferred Equity Interest and guarantee to assist to complete such Equity Interest Transfer;

5.

The Parties agree to amend and restate the Original Control Documents, and to execute new contractual controlling documents (the “New Control Documents”) to supersede and replace the relevant documents of the Original Control Documents, and to terminate the rights and obligations of Party C under the Party C’s Control Documents after Party C has fully performed his obligations under this Contract;

6.

The Parties agree to amend and restate the Exclusive Service Agreement by execution of an Exclusive Business Cooperation Agreement by Party A and Party B, which will supersede and replace the Exclusive Service Agreement upon execution;

7.

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The Parties agree that, Party A, Party B and Party E shall execute a set of contractual controlling documents respectively or jointly, including without limitation the Loan Agreement, Exclusive Option Agreement, Equity Interest Pledge Agreement and Power of Attorney (collectively, the “Party E’s Control Documents”);

8.

The Parties agree to amend and restate the Party D’s Control Documents, and Party A, Party B and Party D shall execute a set of contractual controlling documents respectively or jointly, including without limitation the Loan Agreement, Exclusive Option Agreement, Equity Interest Pledge Agreement and Power of Attorney, which will supersede and replace the Party D’s Control Documents upon execution; (collectively, the “Party D’s New Control Documents”).

Now therefore, upon mutual discussions and negotiations, the Parties have reached the following agreements:

1.

Equity Interest Transfer

1.1

The Parties agree that Party C shall transfer the Transferred Equity Interest to Party E, and Party E agree to purchase the Transferred Equity Interest from Party C;

1.2

Party C shall repay the loan in the Loan Agreement between Party B and Party C (the “Loan”) by paying Party B all proceeds from the transfer to Party E of the Transferred Equity Interest, i.e. in the amount of RMB5,000,000;

1.3

Upon the execution of this Contract, Party C shall enter into an Equity Interest Transfer Agreement (“EITA”) with Party E, to transfer the Transferred Equity Interest to Party E, whereby Party E shall pay the

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purchase price in the amount of RMB5,000,000 (“Purchase Price”) to Party C; and Party C shall instruct Party E to pay the Purchase Price to the account as designated by Party B. Upon completion of the Equity Interest Transfer, Party D shall still hold 50% equity interest of Party A and Party E shall hold 50% equity interest of Party A.

1.4

Upon the execution of this Contract, Party B shall enter into a loan agreement with Party E to provide Party E with a loan in the amount of RMB5,000,000 (“New Loan”) . Party E shall use the full amount of the New Loan to pay the Purchase Price to Party C for the Transferred Equity Interest by instructing Party B to directly pay the full amount of the New Loan to a bank account designated by Party C in writing;

1.5

Each Party agree, based on the above arrangement: (1) Party C shall execute a Payment Instruction to Party E for payment of the Purchase Price to the account designated by Party B; (2) Party E shall execute a Payment Instruction to Party B for payment of the New Loan to the account designated by Party C; (3) Party E shall provide Party B with a written receipt of the full amount of the New Loan; (4) Party C shall provide Party E with a written receipt of the full amount of the Purchase Price; (5) Party B shall provide Party C with a written receipt of the full amount of the repayment of the Loan.

2.

Re-registration with Administration for Industry and Commerce (the “AIC”)

2.1

Upon the execution of this Contract, the original Shareholders Meeting and New Shareholders Meeting of Party A shall adopt resolutions to approve the Equity Interest Transfer and amendment to the original Articles of Association of Party A; the new Shareholders Meeting shall approve the amended Articles of Association of Party A and all other documents required by re-registration of the shareholders; Party A shall submit such documents required by AIC to make such re-registration of shareholders with AIC as soon as possible.

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3.

Amend and restate Original Control Documents, execute Party E’s Control Documents

3.1

The Parties agree to amend and restate the Original Control Documents by the New Control Documents as set forth in this Section 3 respectively or jointly executed by and among Party A, Party B, Party D and Party E, which shall supersede and replace relevant documents of the Original Control Documents; the New Control Documents shall supersede and replace relevant documents of the Original Control Documents upon execution and become effective simultaneously. Once this Contract and the EITA have been fulfilled completely, all of the rights and obligations among Party C, Party A and Party B in the Original Control Documents shall be terminated immediately, and the Original Control Documents executed by Party C and related parties shall no long be applicable to Party C and such parties, except for those terms therein independent of the termination of the Original Control Documents;

3.2

The Parties agree to amend and restate the Exclusive Service Agreement by execution of an Exclusive Business Cooperation Agreement by Party A and Party B, which will supersede and replace the Exclusive Service Agreement upon execution and become effective simultaneously;

3.3

The Parties agree that, Party A, Party B and Party E shall execute a set of contractual controlling documents respectively or jointly, i.e. the Party E’s Control Documents, including without limitation, (1) Party E shall execute a Loan Agreement with Party B; (2) Party E shall execute an Exclusive Option Agreement with Party A and Party B; (3) Party E shall execute an Equity Interest Pledge Agreement with Party A and Party B; (4) Party E shall execute a Power of Attorney;

3.4

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The Parties agree that, Party A, Party B and Party D shall execute a set of new contractual controlling documents respectively or jointly, i.e. the Party D’s New Control Documents, including without limitation, (1) Party D shall execute a new Loan Agreement with Party B; (2) Party D shall execute a new Exclusive Option Agreement with Party A and Party B; (3) Party D shall execute a new Equity Interest Pledge Agreement with Party A and Party B; (4) Party D shall execute a Power of Attorney; the new control documents executed by Party D and relevant parties shall supersede and replace the Party D’s Control Documents upon execution and become effective simultaneously;

3.5

The Parties agree that Party E’s Control Documents respectively or jointly executed by and among Party A, Party B and Party E: (i) the Loan Agreement shall take effect upon their execution; (ii) once Party E is duly registered as Party A’s shareholder, the Exclusive Option Agreement, Equity Interest Pledge Agreement and Power of Attorney shall take effect upon their execution by and among Party E and the other related parties;

4.

Representations and Warranties

Each Party hereby represents and warrants to the other Parties, jointly and severally, as of the date of this Contract, that:

4.1

This Contract shall constitute such Party’s legal, valid and binding obligations upon its execution, and shall be enforceable in accordance with its terms;

4.2

Neither the execution, nor the performance of this Contract will conflict with, or result in a breach of, or constitute a default under, any law, regulation, or agreements to which such Party is subject;

4.3

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There is no material adverse influencing lawsuit, arbitration or legal, administrative or other proceeding or governmental investigation pending or, (to the best knowledge of such Party), threatened against such Party with respect to the subject matter of this Contract or would affect in any way such Party’s ability to enter into or perform this Contract;

5.

Covenants

5.1

Party C, Party D and Party E covenant to provide necessary assistance to enable Party A to complete all the transactions contemplated under this Contract, including but not limited to, signing all relevant re-registration documents, registrations or fillings.

5.2

Party A, Party C, Party D and Party E shall execute all necessary or appropriate documents, and take all necessary or appropriate actions to cause Party A to complete all necessary re-registration of its licenses and/or permits, and cause Party A to process the relevant procedures.

6.

Liability for Default

In the event that any Party breaches this Contract or otherwise causes the non-performance of this Contract in part or in whole, such Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that more than one Parties breach this Contract, each Party shall be liable for its respective breach.

7.

Notices

Unless there are written notices changing the addresses below, notices under this Contract shall be sent to the following addresses via personal delivery, facsimile or registered mail. If a notice is sent via registered mail, the date of signature for

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receipt on return receipt of the registered mail shall be the date of service. If a notice is sent via personal delivery or facsimile, it shall be deemed served on the date sent. If a notice is sent via facsimile, the original document shall be immediately sent to the following addresses via registered mail or personal delivery after transmission.

Party A: Beijing Feijie Investment Co., Ltd.

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

Attn: Dongping Fei

+86-10-58325858

Phone: +86-10-58325858

+86-10-58325705

Facsimile: +86-10-58325705

Party G: Beijing Pypo Technology Group Company Limited

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

Attn: Dongping Fei

+86-10-58325858

Phone: +86-10-58325858

+86-10-58325705

Facsimile: +86-10-58325705

Party C: Liu Hui

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

+86 -10-58325858

Phone: +86-10-58325858

+86-10-58325705

Facsimile: +86-10-58325705

Party D: Fei Dongping

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

+86 -10-58325858

Phone: +86-10-58325858

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+86-10-58325705

Facsimile: +86-10-58325705

Party E: Guan Zhikuan

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

+86 -10-58325858

Phone: +86-10-58325858

+86-10-58325705

Facsimile: +86-10-58325705

8.

Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Contract is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of the other Parties, each Party shall not disclose any relevant information to any other third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Contract. This section shall survive the termination of this Contract for any reason.

9.

Governing Law and Resolution of Disputes

9.1

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The execution, effectiveness, construction, performance and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

9.2

In the event of any dispute with respect to the construction and performance of this Contract, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

9.3

Upon the occurrence of any disputes arising from the construction and performance of this Contract or during the pending arbitration of any dispute, except for the matters under dispute, the parties to this Contract shall continue to exercise their respective rights under this Contract and perform their respective obligations under this Contract.

10.

Miscellaneous

10.1

This Contract shall become effective on the date first set forth above.

10.2

This Contract is in the Chinese and English language in six copies, with one copy for each of the Parties. The copies shall have equal legal validity. If there is any conflict between the Chinese and English version of this Agreement, the Chinese version shall prevail.

10.3

This Contract may be amended or supplemented through written agreement by and among all the parties. Such written amendment agreement and/or

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supplementary agreement executed by and among all the parties are an integral part of this Contract, and shall have the same legal validity as this Contract.

10.4

The invalidation of any provisions of this Contract shall not affect the legal validity of the remaining provisions of this Contract.

10.5

The attachments (if any) to this Contract shall be an integral part of this Contract and shall have the same legal validity as this Contract.

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IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

Party A: Beijing Feijie Investment Co., Ltd.

By:	/s/ Kuang Qixian

Name:	Kuang Qixian

Title:

Party B: Beijing Pypo Technology Group Company Limited

By:	/s/ Zhang Kuo

Name:	Zhang Kuo

Title:

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IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

Party C: Liu Hui

By:	/s/ Liu Hui

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IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

Party D: Fei Dongping

By:	/s/ Fei Dongping

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IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Frame Contract as of the date first above written.

Party E: Guan Zhikuan

By:	/s/ Guan Zhikuan

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